SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 16, 1997
                     --------------------------------------
                        (Date of earliest event reported)



                             BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-7377              94-1681731
--------------------------------------------------------------------------------
State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                  94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                             415-622-3530
          ----------------------------------------------------
          (Registrant's telephone number, including area code)



4063959

      Item 5.  Other Events.
               -------------
            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated April 16, 1997 titled "BankAmerica First Quarter Earnings."


      Item 7.  Financial Statements, Pro Forma
               -------------------------------
               Financial Information and Exhibits.
               -----------------------------------

      /a/      Financial Statements of Businesses Acquired
               Not applicable.

      /b/      Pro Forma Financial Information
               Not applicable.

      /c/      Exhibits


Exhibit
Number    Description
-------   -----------
  99      BankAmerica Corporation press release dated April 16,
          1997 titled "BankAmerica First Quarter Earnings."




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BANKAMERICA CORPORATION
                                         (Registrant)



Date:  April 16, 1997               By /s/ JOHN J. HIGGINS
                                       -----------------------
                                       John J. Higgins
                                       Executive Vice President
                                         and Chief Accounting Officer




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